UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2019 (March 14, 2019)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 14, 2019, Genesco Inc. issued a press release announcing results of operations for the fiscal fourth quarter and fiscal year ended February 2, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On March 14, 2019, Genesco Inc. also posted on its website, www.genesco.com, commentary by its chief financial officer on the quarterly and annual results and a summary of results for the fiscal quarter ended February 2, 2019 and guidance for fiscal year 2020. Copies of the commentary and summary are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the press release and commentary furnished herewith contain non-GAAP financial measures, including adjusted gross margin, selling, general and administrative expense, operating earnings, pretax earnings, earnings from continuing operations and earnings per share from continuing operations, as discussed in the text of the release and commentary and as detailed on the reconciliation schedule attached to the press release and commentary. For consistency and ease of comparison with Fiscal 2019’s previously announced earnings expectations and the adjusted results for the prior period announced last year, the Company believes that disclosure of the non-GAAP measures will be useful to investors.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d)       Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated March 14, 2019, issued by Genesco Inc.

99.2	Genesco Inc. Fourth Fiscal Quarter Ended February 2, 2019 Chief Financial Officer’s Commentary

99.3	Genesco Inc. Fourth Fiscal Quarter Ended February 2, 2019 Summary Results and Guidance

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: March 14, 2019	By:	/s/ Mimi E. Vaughn
	Name:	Mimi E. Vaughn
	Title:	Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated March 14, 2019, issued by Genesco Inc.

99.2	Genesco Inc. Fourth Quarter Ended February 2, 2019 Chief Financial Officer's Commentary

99.3	Genesco Inc. Fourth Quarter Ended February 2, 2019 Summary Results and Guidance